                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                          Extended Systems Incorporated
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                Delaware                                 82-0399670
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)




    5777 Meeker Avenue, Boise, Idaho                       83713
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

--------------------------------------------------------------------------------




Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.        Description of Registrant's Securities to be Registered

               Incorporated by reference to the description set forth under the heading "Description of Capital Stock" contained in Registrant's
               Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 19, 1997 (File No. 333-42709)
               (the "S-1 Registration Statement").

Item 2.        Exhibits

               The following exhibits are filed as a part of this registration

      2.1(1)          Restated Certificate of Incorporation of Registrant

      2.2(2)          Restated Bylaws of Registrant

--------
(1) Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.
(2) Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  January 6, 1998              Extended Systems Incorporated



                                     By: /s/ Karla K. Rosa
                                         ----------------------------------
                                         Karla K. Rosa
                                         Chief Financial Officer